UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2024

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 - Regulation FD Disclosure

David L. Trautman, Chairman of the Board and Chief Executive Officer of Park National Corporation ("Park"), and Brady T. Burt, Chief Financial Officer, Secretary and Treasurer of Park, will meet with investors as part of the Keefe, Bruyette & Woods Winter Financial Services Conference on February 15, 2024. The slides for the meetings are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and are incorporated herein by reference. The slides are also available in the "Financials-SEC Filings" section of Park's web site at www.parknationalcorp.com.

Without limiting the generality of the foregoing, the text of the slide entitled "Safe Harbor Statement" is incorporated by reference into this Item 7.01.

No part of this Current Report on Form 8-K shall be deemed incorporated by reference into any registration statement filed by Park under the Securities Act of 1933.

Item 9.01 - Financial Statements and Exhibits.

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

99.1    Slides for investor meetings by Park National Corporation on February 15, 2024, as part of the Keefe, Bruyette & Woods Winter Financial Services Conference (furnished pursuant to Item 7.01 hereof).

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: February 14, 2024	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

3